Exhibit 10.1

AMENDMENT NO. 1 TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of July 16, 2018, by and among U.S. Bank National Association, as Bank ("Bank"), and SigmaTron International, Inc., a Delaware corporation ("Borrower").

W I T N E S S E T H:

WHEREAS, Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of December 21, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement);

WHEREAS, Borrower has requested that Bank amend the Credit Agreement to, among others, increase the aggregate Revolving Commitment from $35,000,000 to $45,000,000, and Bank is willing to do so on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.    Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 2 below and subject to the conditions to effectiveness set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)    Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in their appropriate alphabetical order as follows:

"Availability Covenant Testing Period" means the period commencing on the First Amendment Effective Date and ending on the first date following the First Amendment Effective Date that each of the following conditions have been satisfied: (i) Bank has received the financial statements required under Section 6.1(c) hereof, together with a Compliance Certificate, evidencing that the Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters most recently ended is greater than or equal to 1.20 to 1.00, and (ii) average daily Availability is at least an amount equal to 20% of the Revolving Line Cap for ninety (90) consecutive days.

"First Amendment" means that certain Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of the First Amendment Effective Date, by and among Borrower, Bank and the other Credit Parties party thereto.

"First Amendment Effective Date" means July 16, 2018.

"Revolving Line Cap" means, as of any date of determination, the lesser of (i) the Revolving Commitment and (ii) the Borrowing Base.

(b)    The defined term "Borrowing Base" set forth in Section 1.1 of the Credit Agreement is hereby amended to amend and restate clause (b) thereof in its entirety as follows:

    (b)    the lesser of (1) sixty-five percent (65%) of the book value of Eligible Inventory valued at the lower of cost or market on a first-in, first-out basis, or (2) eighty-five percent (85%) of the book value of Eligible Inventory valued at the lower of cost or market multiplied by the then current NOLV Factor; provided, that in no event shall the Availability created under this clause (b) exceed (i) $10,500,000 with respect to Eligible Inventory consisting of raw materials, (ii) $10,000,000 with respect to Eligible Inventory consisting of finished goods, or (iii) $28,000,000 with respect to all Eligible Inventory;

(c)    The defined term "Eligible Inventory" set forth in Section 1.1 of the Credit Agreement is hereby amended to replace the reference to the amount "$7,000,000" set forth in the proviso to clause (d) of the definition thereof with a reference to the amount "$4,500,000".

(d)    The defined term "Eligible Inventory" set forth in Section 1.1 of the Credit Agreement is hereby further amended to replace the reference to the amount "$3,000,000" set forth in subclause (ii) of clause (f) of the definition thereof with a reference to the amount "$1,500,000".

(e)    The defined term "Revolving Commitment" set forth in Section 1.1 of the Credit Agreement is hereby amended to amend and restate the second sentence thereof in its entirety as follows:

The amount of the Revolving Commitment as of the First Amendment Effective Date (after giving effect to the First Amendment) is $45,000,000.

(f)    Section 8 of the Credit Agreement is hereby amended to insert a new Section 8.2 at the end thereof as follows:

8.2    Minimum Availability.  At all times during the Availability Covenant Testing Period, Borrower will not permit Availability to be less than an amount equal to 10% of the Revolving Line Cap for five (5) consecutive Business Days.

2.    Representations and Warranties.  Borrower hereby represents and warrants to Bank that as of the date hereof:

(a)    The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower;

(b)    No Default or Event of Default has occurred and is continuing or shall be caused by the transactions contemplated by this Amendment; and

(c)    The representations and warranties set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents, as amended to date, are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

3.    Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent consummation of each of the following conditions:

(a)    Bank shall have received a copy of this Amendment executed by Borrower, together with each other agreement, certificate and other deliverable set forth on the Closing Checklist (other than those items designated as "Post-Closing Matters") attached hereto as Exhibit A; and

(b)    No Default or Event of Default shall have occurred or be continuing after giving effect to this Amendment.

4.    Post-closing Obligations.  Within thirty (30) days following the date hereof (or such later date agreed to by Bank), Borrower shall deliver to Bank an amendment, in form and substance reasonably satisfactory to Bank and reflecting the increase to the Revolving Commitment contemplated by this Amendment, to the Mortgages in respect of the Real Estate located at 2201 Landmeier Road, Elk Grove Village, IL 60007 and 1901 South St., Elgin, IL 60123, respectively, together with a date-down endorsement to each existing mortgagee title policies for such Real Estate in form and substance reasonably satisfactory to Agent.

5.    Miscellaneous.

(a)    Governing Law.  THIS AMENDMENT SHALL BE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

(b)    Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of an executed counterpart of this Amendment by facsimile, .pdf or other similar method of electronic transmission shall be equally effective as delivery of a manually executed counterpart.

(c)    Reference to Credit Agreement.  Each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Credit Agreement or in any other Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(d)    Costs and Expenses.  Borrower acknowledges that Section 10.3 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

BORROWER:
SIGMATRON INTERNATIONAL, INC.

By:	/s/ Linda K. Frauendorfer
Name: Linda K. Frauendorfer
Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION,
as Bank

By:	/s/ Steven Gonzalez
Name: Steven Gonzalez
Title: Authorized Officer

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement